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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K
                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):                 JULY 13, 2000



                            CITY NATIONAL CORPORATION
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             (Exact name of registrant as specified in its charter)





             Delaware                      1-10521                95-2568550
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  (State or other jurisdiction of     (Commission file        (IRS employer
          incorporation)                   number)          identification no.)


City National Center
400 North Roxbury Drive, Beverly Hills, California               90210
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      (Address of principal executive offices)                 (Zip code)


Registrant's telephone number, including area code           (310) 888-6000
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                                 Not applicable
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          (former name or former address, if changed since last report)

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Item 5.  OTHER EVENTS.

         On July 13, 2000, City National Corporation issued a press release reporting its financial results for the quarter and six months ended June 30, 2000.

         On July 13, 2000, City National Corporation issued a press release containing supplemental information regarding record quarter and allowance for credit losses for the quarter and six months ended June 30, 2000.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         99.1 Press release dated July 13, 2000 reporting financial results for the quarter and six months ended June 30, 2000.

         99.2 Press release dated July 13, 2000 containing supplemental information regarding record quarter and allowance for credit losses for the quarter and six months ended June 30, 2000.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             CITY NATIONAL CORPORATION



July 18, 2000                                /s/   Frank P. Pekny
                                             ---------------------------------
                                             Frank P. Pekny
                                             Executive Vice President and
                                             Chief Financial Officer/Treasurer